Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1

Section 7.3 Indenture                               Distribution Date: 3/15/2005
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(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   $0.00
              Class B Principal Payment                          $62,500,000.00
              Class C Principal Payment                          $80,357,000.00
                      Total                                     $142,857,000.00

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   $0.00
              Class B Principal Payment                               $1,000.00
              Class C Principal Payment                               $1,000.00

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                            0.00
              Class B Note Interest Requirement                      142,916.67
              Class C Note Interest Requirement                      207,499.63
                      Total                                          350,416.30

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                         0.00000
              Class B Note Interest Requirement                         2.28667
              Class C Note Interest Requirement                         2.58222

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                                  -
              Class B Note Principal Balance                         62,500,000
              Class C Note Principal Balance                         80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account                     0.00

(v)    Required Owner Trust Spread Account Amount                          0.00


                                         By:
                                                 ---------------------
                                         Name:   Patricia M. Garvey
                                         Title:  Vice President

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